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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Autocam Corporation (the "Company") for the quarterly period ended March 31, 2006, as delivered on the date hereof (the "Report"), we, John C. Kennedy, President and Chief Executive Officer of the Company, and Warren Veltman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2006                      /s/ John C. Kennedy
                                        ----------------------------------------
                                        John C. Kennedy
                                        President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)


                                        /s/ Warren A. Veltman
                                        ----------------------------------------
                                        Warren A. Veltman
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)